Worthington Steel Investor Presentation | June 2026 Exhibit 99.2

Safe Harbor Statement Selected statements contained in this release constitute “forward-looking statements,” as that term is used in the Private Securities Litigation Reform Act of 1995 (the “Act”). The Company wishes to take advantage of the safe harbor provisions included in the Act. Forward-looking statements reflect the Company’s current expectations, estimates or projections concerning future results or events. These statements are often identified by the use of forward-looking words or phrases such as “believe,” “anticipate,” “may,” “could,” “should,” “would,” “intend,” “plan,” “will,” “likely,” “expect,” “estimate,” “project,” “position,” “strategy,” “target,” “aim,” “seek,” “foresee” and similar words or phrases. These forward-looking statements include, without limitation, statements relating to:  future or expected cash positions, liquidity and ability to access financial markets and capital; outlook, strategy or business plans; the anticipated benefits of the Company’s separation from Worthington Enterprises, Inc. (the “Separation”); the expected financial and operational performance of, and future opportunities for, the Company following the Separation; the tax treatment of the Separation transaction; the leadership of the Company following the Separation; future or expected growth, growth potential, forward momentum, performance, competitive position, sales, volumes, cash flows, earnings, margins, balance sheet strengths, debt, financial condition or other financial measures; pricing trends for raw materials and finished goods and the impact of pricing changes; the ability to improve or maintain margins; expected demand or demand trends for the Company or its markets; additions to product lines and opportunities to participate in new markets; expected benefits from transformation and innovation efforts; the ability to improve performance and competitive position at the Company’s operations; anticipated working capital needs, capital expenditures and asset sales; anticipated improvements and efficiencies in costs, operations, sales, inventory management, sourcing and the supply chain and the results thereof; projected profitability potential; the ability to make acquisitions and the projected timing, results, benefits, costs, charges and expenditures related to acquisitions, joint ventures, headcount reductions and facility dispositions, shutdowns and consolidations; the Company’s plans, objectives, expectations and intentions related to its proposed acquisition (the “Proposed Acquisition”) of Klöckner & Co SE (“Kloeckner”) through a voluntary public cash takeover offer to all of Kloeckner’s shareholders and the benefits of the Proposed Acquisition; the expected outcomes of the Proposed Acquisition, including estimated cost, operations and commercial synergies and the timeline to realize such synergies; the impact of the Proposed Acquisition on the Company’s earnings; the Company’s expected pro forma net leverage ratio following the transaction and net leverage ratio goals following the transaction; the expected timeline for completing the Proposed Acquisition; projected capacity and the alignment of operations with demand; the ability to operate profitably and generate cash in down markets; the ability to capture and maintain market share and to develop or take advantage of future opportunities, customer initiatives, new businesses, new products and new markets; expectations for Company and customer inventories, jobs and orders; expectations for the economy and markets or improvements therein; expectations for generating improving and sustainable earnings, earnings potential, margins or shareholder value; effects of judicial rulings, laws and regulations; anticipated improvements in business and efficiencies to be gained from the use of artificial intelligence and machine learning (“AI”) and other technologies; effects of cybersecurity breaches and other disruptions to information technology infrastructure; effects of public health emergencies and the various responses of governmental and nongovernmental authorities thereto on economies and markets, and on our customers, counterparties, employees and third-party service providers; and other non-historical matters.  Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected. Any number of factors could affect actual results, including, without limitation, those that follow: our ability to successfully realize the anticipated benefits of the Separation; the effect of conditions in national and worldwide financial markets, including inflation, increases in interest rates, and economic recession, and with respect to the ability of financial institutions to provide capital; the risks, uncertainties and impacts related to public health emergencies – the duration, extent and severity of which are impossible to predict, and actions taken by governmental authorities or others in connection therewith; changing commodity prices and/or supply; product demand and pricing; changes in product mix, product substitution and market acceptance of the Company’s products; volatility or fluctuations in the pricing, quality or availability of raw materials (particularly steel), supplies, transportation, utilities, energy, labor and other items required by operations (especially in light of ongoing global geopolitical and military conflicts); effects of sourcing and supply chain constraints, including interruptions in deliveries of raw materials and supplies or the loss of key supplier relationships; the outcome of adverse claims experience with respect to workers’ compensation, product recalls or product liability, casualty events or other matters; effects of critical equipment failures, facility closures and the consolidation of operations; the effect of financial difficulties, consolidation and other changes within the steel, automotive, construction, and other industries in which the Company participates; failure to maintain appropriate levels of inventories; financial difficulties (including bankruptcy filings) of original equipment manufacturers, end-users and customers, suppliers, joint venture partners and others with whom the Company does business; the ability to realize targeted expense reductions from headcount reductions, facility closures and other cost reduction efforts; the ability to realize cost savings and operational, sales and sourcing improvements and efficiencies, and other expected benefits from transformation initiatives, on a timely basis; the overall success of, and the ability to integrate, newly acquired businesses and joint ventures, maintain and develop their customers, and achieve synergies and other expected benefits and cost savings therefrom; the ability of the parties to successfully complete the Proposed Acquisition on the anticipated terms and timing, including obtaining required regulatory approvals and other conditions to the completion of the Proposed Acquisition; the ability of the parties to obtain the necessary financing arrangements relating to the Proposed Acquisition; the Company’s ability to establish day-to-day control over Kloeckner’s operations after the closing of the Proposed Acquisition on a timely basis or at all; the effects of the Proposed Acquisition on the Company’s and Kloeckner’s operations, including on the Company’s future financial condition and performance, operating results, strategy and plans, including anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, losses, future prospects, and business and management strategies for the management, expansion and growth of the Company’s operations; the potential impact of the consummation of the Proposed Acquisition on relationships with customers, suppliers and other third parties; the Company’s ability to achieve the anticipated cost synergies or accretion to earnings per share once the Proposed Acquisition is consummated; the ability to realize expected benefits of strategically deployed capital expenditures; capacity levels and efficiencies, within facilities, within major product markets and within the industries in which the Company participates as a whole; the effect of disruption in the business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, labor shortages, interruption in utility services, civil unrest, international conflicts (especially in light of ongoing global geopolitical and military conflicts), terrorist activities or other causes; changes in customer demand, inventories, spending patterns, product choices, and supplier choices; risks associated with doing business internationally, including economic, political and social instability (especially in light of ongoing global geopolitical and military conflicts), foreign currency exchange rate exposure and the acceptance of the Company’s products in global markets; the effect of national, regional and global economic conditions generally and within major product markets, including significant economic disruptions from public health emergencies, the actions taken in connection therewith and the implementation of related fiscal stimulus packages; the impact of tariffs, the adoption of trade restrictions affecting the Company’s products, suppliers or customers, a U.S. withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment; the effect of inflation, interest rate increases and economic recession, which may negatively impact the Company’s operations and financial results; deviation of actual results from estimates and/or assumptions used by the Company in the application of its significant accounting policies; impairment of the recorded value of inventory, equity investments, fixed assets, goodwill and other assets; competitive pressure on sales and pricing, including pressure from imports and substitute materials; the level of imports and import prices in the Company’s markets and the foreign currency exchange rate exposure; the impact of environmental laws and regulations or the actions of the United States Environmental Protection Agency or similar regulators which increase costs or limit the Company’s ability to use or sell certain products; the impact of increasing environmental, greenhouse gas emission and sustainability regulations; the impact of judicial rulings and governmental regulations, both in the United States and abroad, including those adopted by the U.S Securities and Exchange Commission (“SEC”) and other governmental agencies; the effect of healthcare laws in the United States and potential changes for such laws, which may increase the Company’s healthcare and other costs and negatively impact the Company’s operations and financial results; the effect of tax laws in the United States and potential changes for such laws, which may increase the Company's costs and negatively impact its operations and financial results; the operational, data privacy, security, regulatory and legal risks associated with the Company’s reliance on AI technologies as well as its inability to stay abreast of technological advancements and its dependence on third parties who rely on AI technologies; cybersecurity risks; the effects of privacy and information security laws and standards; the cyclical nature of the steel industry; the Company’s safety performance; the effects of competition and price pressures from competitors; risks associated with the proposed acquisition of Kloeckner; and other risks described from time to time in the Company’s filings with the SEC, including those described in “Part I – Item 1A. – Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2025 and in our subsequent filings with the SEC on Form 10-Q and Form 8-K. Forward-looking statements should be construed in the light of such risks. The Company notes these factors for investors as contemplated by the Act. It is impossible to predict or identify all potential risk factors. Consequently, you should not consider the foregoing list to be a complete set of all potential risks and uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company does not undertake, and hereby disclaims, any obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

Investment Highlights 2. Long-standing customer relationships focused on value creation and best-in-class service delivery 1. Well-positioned to capitalize on opportunities from expected growth in electricity usage to support data center growth and vehicle electrification combined with the modernization and expansion of the electric grid 3. Strong balance sheet and ample liquidity to pursue attractive growth opportunities via strategic capital investments and/or value-enhancing acquisitions Experienced management team with a track record of delivering value and driving success through the Worthington Business System 4.

Building A Differentiated Steel Processing Company

Established market leading joint ventures to bring additional value to our customers

- **1955** — Worthington Steel founded in 1955 with a focus on providing custom processed steel
- **1960s** — First public stock offering in 1968
- **1960s** — Introduction of the **Worthington Philosophy** and Profit Sharing
- **1970s – 1980s** — 1971 Worthington Steel changed its name to Worthington Industries to reflect new areas of business
- **1970s – 1980s** — Rapid growth powered by innovation with unique culture focused on the "Golden Rule"
- **1992** — TWB
- **1992** — Codified safety program
- **1996** — Spartan Steel Coating
- **2007** — serviacero WORTHINGTON
- **2010s** — SAMUEL 1855 Steel Pickling Company
- **2010s** — GIBRALTAR INDUSTRIES Strip Steel Assets
- **2010s** — ROME STRIP STEEL "THE CUSTOMERS MILL"
- **2020s** — Introduction of **Worthington Business System**
- **2020s** — TEMPEL; SHILOH. BlankLight® Assets
- **2023** — Worthington Steel begins driving value as a standalone company
- **2023** — voestalpine Automotive Components Nagold, Germany
- **2025** — sitem GROUP
- **2026** — klöckner & co

Strategic acquisitions to expand Worthington's core competencies and enter attractive end-markets

3

Value-added Metals Processing Company TTM Financial Metrics2 Volume Delivered (tons) 3.6M Direct / Toll (tons) 2.3M / 1.3M Net Sales $3.4B Adjusted EBITDA / Margin $245.6M / 7.1% Free Cash Flow $80.0M Capex / % of sales $121.2M / 3.5% Dividend (Annualized Rate) $0.64 1955 Founded Columbus, OH Headquarters 37 Locations1 ~6,000 Employees1 ~$2.1B4 Market Capitalization To be the preeminent leader in the markets we serve, boldly driving the metals industry toward a sustainable future as the most trusted, most innovative and most value-added metals processing partner in North America and beyond. OUR VISION 1 Includes JV people & locations; 2 TTM ended May 31st, 2026; 3 Excludes pro-rata share of unconsolidated JVs; 4 As of May 31st, 2026. Net Sales by End-Market2,3

We Are a Value-Added Processor in the Steel Supply Chain

Mills

Melt

Hot Roll Coil (HRC)

WORTHINGTON STEEL OPERATIONS

Customized value-added services

Hot Roll Conversion

Pickling / scale removal

Hot dip galvanizing

Specialty Processing

Specialty cold rolling, temper pass, annealing, heavy gauge and configured blanking

Electrical steel lamination manufacturing

Tailor welded solutions

Dimensional Processing

Slitting to Width

Cutting to Length

Service Centers

Warehouse/ Distribute

WHY WE WIN

What Differentiates Worthington Steel from Competitors Across the Steel Supply Chain

- ✓ Customized, Value-added Solutions
  - ~90% of shipments run through at least two value-added processes
- ✓ Make-to-Order, Contract-Based
- ✓ End-to-End Supply Chain Management

5

Building on Market Leadership Position

#1	#1	#1	#1	#2	#3
Independent Producer of Hot Dipped Galvanized Steel in North America	Producer of Tailor Welded Blanks in North America	Trader of Steel Futures by Volume Among North American Service Centers	Network of Independent Picklers in North America	Independent Flat Rolled Service Center in Mexico	Global Manufacturer of Electrical Steel Laminations and Cores

Blue-Chip Customer Recognition and Accolades

gm

Supplier of the Year 2020, 2021, 2023, 2024 & 2025

JOHN DEERE

2021-2025 Partner Level Supplier; Inducted into 10-year Supplier Hall of Fame & Inaugural 2025 Citizenship Award

DANA

2022 Global Supplier Award in "Lead Electric Propulsion"

MAHLE

Zero PPM Award for Manufacturing Excellence 2023 Supplier of the Year 2022, 2024

SCHAEFFLER

2021 Schaeffler Supplier Excellence Award, 2025 Americas Region Supply Chain Award

STELLANTIS

2020 Raw Material Supplier of the Year

TATA

Tata AutoComp Systems 2024 Supplier Award for Synergy

Note: Rankings based on management estimates.

6

Joint Ventures Wholly Owned Network and Services to Deliver Added Value to Customers 1 Includes Worthington Steel’s consolidated and unconsolidated joint ventures. 37 Manufacturing Facilities Primarily Located in North America1 Key Operations Strategically Located Proximate to Suppliers and Customers Expertise in Optimizing Supply Chains and Minimizing Total Landed Cost 90% of Sales in North America; 10% of Sales in Asia and Europe

Joint Ventures Expand Our Processing Capabilities and Reach

Spartan Steel Coating (52%)

- Partner: Cleveland-Cliffs
- A cold-rolled, hot-dipped coating line producing galvanized, galvannealed and aluminized products
- Single facility in Michigan



380k Toll Tons

TWB Company (55%)

- Partner: BaoSteel
- Tailor welded lightweighting products for the automotive industry
- Operates 11 facilities in US, Canada, Mexico



275k Direct Tons
100k Toll Tons

Sitem Group (52%)

- Partner: Sitem Group
- Electric motor laminations
- Operates six manufacturing facilities in Italy, Switzerland, Slovakia and France



40k Direct Tons

WSCP[1] (63%)

- Partner: Samuel, Son & Co.
- Pickling and slitting for the automotive, fabrication and appliance markets
- Operates 1 pickling facility in Ohio



425k Toll Tons

Serviacero Worthington (50%)

- Partner: Serviacero
- Pickling, heavy gauge blanking, and slitting
- Operates 3 steel processing facilities in Mexico



370k Direct Tons
80k Toll Tons

Note: Volumes shown are total tons shipped from the fiscal year ended May 31, 2026, presented on a 100% basis.
[1] Worthington Samuel Coil Processing.

8

Agriculture Combines Grain bins Center pivot irrigation Hay bailers Auger, chain, blades and plow components Construction Metal buildings Garage doors & rail systems Corrugated steel pipe Metal framing Strut and conduit Fencing Energy Transformer cores for power distribution Generators, including large scale & home power generation Racking and mounts for solar applications Truck / Trailer Wheel rims Frames Suspensions Trailer components Drivetrain Automotive Traction motors for BEVs /hybrids including trucks Automatic transmissions for hybrids / ICE Frames and chassis Seat rails Body structure Near term outlook for key markets served by Worthington Steel Note: BEVs = battery electric vehicles; Hybrids = full and mild hybrids and contain both traction motors and internal combustion engines; ICE = internal combustion engine vehicles. Note: Market trend data sources include: Agriculture (TBD); Construction - AIA, Dodge and Government Sources; Heavy Truck - S&P Platts, FTR, ACT Research; Agriculture - Purde-CME Ag Barometer, AEM, Ag Commodity Markets, Government Sources.

Diversified Customer Base, Many With Decades-Long Relationships Critical Supplier to Blue-Chip Companies Across End Markets Note: Sales based on TTM ended May 31st, 2026.

Our Strategy and Operating Model

Proven Worthington Business System embedded in growth plans Executing on our investments in the rapidly growing electrical steel market Strategically expanding our capacity for highly technical electrical steel products to meet demand for infrastructure improvements and electric vehicles (including hybrid and battery electric vehicles) Growing through strategic initiatives/capex, new products and acquisitions Filling our existing capacity, meeting customer needs and capitalizing on attractive growth opportunities Optimizing our business utilizing proven transformation processes Improving our base business to increase margin, reduce working capital and maximize capacity

TRANSFORMATION Leveraging Lean Practices and Technology Systematic approach to business improvement  Optimizing working capital Maximizing capacity and reducing waste Predictive analytics and automation enhance efficiency, reduce downtime   and improve safety INNOVATION Tailored Customer Solutions Cross-functional teams Sophisticated supply chain management Price risk management Metallurgical expertise for customized solutions ACQUISITION Adding Capabilities for Above-Market Growth Energy transition: Tempel provides direct exposure to global decarbonization efforts, power grid modernization and expansion Automotive lightweighting: Acquisition of Shiloh BlankLight® expanded offerings for fuel-efficiency, cost reduction and part consolidation Worthington Business System is the Foundation for Driving Improved Profitability Our people-first Philosophy is rooted in the Golden Rule: We treat our employees, customers, suppliers and shareholders as we would like to be treated

Customized End-to-End Supply Chain Solutions Strategic Operating Footprint Price Risk Management Experienced Technical Team Unique Mix of Processing Capabilities Entrenched Customer Relationships Beginning with Material from our Mill Partners Worthington Steel Offers a Wide Range of Value-Added Processing Capabilities and Services Serving Customers Across Attractive End Markets Our Differentiated Business Model Drives Worthington Steel Forward

Results Innovation: Product Improvements That Meet Changing Customer Needs for Lightweighting Since 2000, we have successfully launched more than 500 lightweighting production parts “Voice of Customer” Approach to New Product Development Driving Market Share Gains and Improved Customer Intimacy Continued Enhancements to Core Offerings At the Forefront of EV Battery Box Design Hot Stamped Door Ring Advanced, High-strength Tailor Welded Frame Rails Capitalizes on lightweighting and part consolidation trends Adopted by most North American light duty truck manufacturers Upper / Lower Battery Covers Deep Drawn Battery Tray A leading supplier to North American automotive producers Innovative product solution in development

Goal: Reduce Excess Working Capital While Maintaining Inventory for High-Growth Products Case Study: Our Transformation Strengthens Customer Relationships Our customer faced high capital costs and limited floor space tied up in slow-turn inventory Growth was constrained by lack of space for higher-demand products We hosted a joint kaizen event to identify ways to optimize inventory across both organizations Collaborated to implement a more transparent, responsive ordering system Our customer reduced working capital by 61% in one month and ensured supply for critical products We improved visibility, strengthened demand planning and deepened a strategic relationship

Well Positioned to Capitalize on Key End Market Trends

	Decarbonization of Transportation		Energy Growth	Infrastructure	
Worthington Steel Product Offering	**Electrical Steel Laminations** **EV Traction Motors**	**Tailored Blanks** **Automotive Frames**	**Electrical Steel Laminations** **Transformer Cores**	**Electrical Steel Laminations** **Transformer Cores**	**Galvanized Steel** **Drainage Culvert / Renewables**
Key Trends	Worldwide transition to electric vehicles and OEM push for lightweighting innovation supporting automotive steel demand		Electrification, AI and data center growth creates demand for our products	Upgrading aging infrastructure and electrical grid in the U.S. will require a significant amount of steel	
Market Growth Drivers	**>70% of passenger vehicles** sold globally in 2030 expected to be battery or hybrid[1]		**7.7%** Projected CAGR through 2034	**$1 Trillion**[3] infrastructure bill signed in 2021	

Sources: [1] S&P Global Mobility, E-Motor Production Forecast, June 2025, includes mid- and full-hybrids; [2] Global Market Insights. (February 2025). *Transformer Market Size, Industry Share Report 2025–2034*; 3 White House (Inflation Reduction Act Guidelines, January 2023).

17

HYBRID Clutch plate and electrical steel laminations 80% of Steel Sold by Worthington to Automotive Market Supports Powertrain-Agnostic Parts *In North America, the average vehicle contains approximately 2,000 lbs of flat roll Steel (excluding the engine). ACCESSORY MOTORS CHASSIS/ UNDERBODY INNER CLOSURES BODY STRUCTURE INTERNAL COMBUSTION ENGINE Clutch plate EV Electrical steel laminations We are also a critical supplier for powertrain components across all types of propulsion systems:

Focused Strategic Investments in Electrical Steel

Mexico: Increase Motor Lamination Capacity to Meet Growing xEV Demand

- Expanding existing xEV production capacity
- Total expected capex = $85M (~70% spent through 05/31/26)
  - Building expansion complete
  - Initial five presses installed; five more expected (exact timing tied to commercial milestones)
- Now shipping production parts



Canada: Increase Transformer Core Making Capacity to Meet Demand

- Adding capacity to existing core-making operation to help customers close 2-year backlog on transformer orders
- Total expected capex = $85M (spend ~100% complete as of 05/31/26)
- Awarded enough new business to fill 60% of the additional capacity
- Some production underway







Expect Steady State EBITDA Margins to Be Accretive

19

M&A Is a Key Part of Our Strategy BlankLight® Assets Strip Steel Assets Automotive Components Nagold, GER Select Acquisitions Investment Criteria Well-run, successful companies with strong management teams Culture aligns with Our Philosophy Accretive to earnings per share in a short period of time and increases overall EBITDA margin Opportunities to increase value through Transformation and synergy capture Strengthen our business in current markets or provide access to new, attractive and more niche markets

Acquisition of Kloeckner

Potential to unlock Transformation and synergy opportunities through operational improvements, streamlined assets, and near-term synergy capture post-closing Acquisition Leads to Larger, More Diversified Value-added Service Center Creates the second‑largest service center in North America with an expanded geographic footprint across Americas and Europe Broadens product mix and access to new and niche markets, accelerating strategic growth providing a strong platform for further expansion Strengthens core capabilities through enhanced positions in carbon flat‑rolled steel, electrical steel laminations, and expanded downstream processing including fabrication, aluminum, stainless and plate Delivers strong financial upside, supported by ~$150MM of identified EBITDA and ~$150MM of targeted working capital synergy opportunities by FY2028 Smooth integration as both organizations share a similar culture and philosophy, supported by a well‑run management team

Significant Synergy Opportunity in North America

Procurement

~$55MM

- Sourcing optimization
  - Direct and indirect spend
- Optimization of scrap management

Commercial Process Synergies

~$40MM[1]

- Expanded cross-selling in electrical steel, aluminum, stainless and fabrication
- Streamlining of product portfolio eliminating lower margin items

$150MM of Targeted Annual Synergy Opportunities by Year 2

Operational Efficiency

~$30MM

- Supply Chain
  - Integration of outside steel processing
  - Galvanized
- Manufacturing efficiency
  - Shop floor Transformation

Overhead Reduction

~$25MM

- SG&A optimization
- Elimination of duplicative functions and public company costs

- Synergy capture driven by an Integration Management Office using WS Transformation approach
- Synergies complemented by additional $150MM of targeted working capital reduction synergy opportunities (e.g., harmonize safety stock levels, inventory norms, commercial payment terms, etc.)

- 50% of run-rate synergies estimated to be realizable in year 1
- ~$50MM One-time costs expected to achieve synergies in the first 12 months following the acquisition

[1] Includes $17MM of potential revenue synergy opportunities

23

Tender Process and Regulatory Overview Tender Process and Regulatory Overview Worthington Steel closed on the acquisition June 3, 2026, with ~ 62% of Kloeckner outstanding shares secured The company announced its intention to launch a public delisting tender offer for all outstanding Kloeckner shares not already held by Worthington Steel on June 3, 2026 Delisting will simplify the structure, eliminate public company requirements, reduce administrative burden and give Worthington Steel great flexibility to operate the Kloeckner business On March 27, 2026 Worthington Steel notified Klöckner of its intent to enter into a Domination and Profit and Loss Transfer Agreement (“DPLTA”) which is a requisite step to solidify full legal control of the Target Prior to completion of the DPLTA, Worthington Steel will have influence over Klöckner via the ability to name members of the Supervisory Board which oversees and appoints the Management Board of the Target, but will not legally control the Target When the DPLTA is put in place Worthington Steel will have full control including the ability to consolidate entities, direct cash flows and pledge Kloeckner assets as collateral Based on other similar transactions, Worthington Steel anticipates the DPLTA process to be completed by the end of 2026

Substantial Margin Uplift Potential at Kloeckner

Klöckner EBITDA Margin Upside (Pre Synergies)



2.8%
~1.2%
~0.0%
~4.0%
1
2
3
4
LTM Adj. EBITDA Margin
Becker
US Asset Sales
Further Adjusted LTM Adj. EBITDA Margin
Strategic Initiatives
Incremental Upside

Key Levers

1. **Becker:** Strategic divestiture of loss-making Becker segment in Germany expected to significantly improve KCO margin profile
2. **US Asset Sales:** Sale of 8 distribution sites streamlines KCO US footprint and increases focus on value added services
3. **Strategic Initiatives:** Execution of KCO's pipeline of strategic projects focused on expanding value added capabilities
4. **Transformational Playbook:** Incremental upside opportunity via application of WS's proven playbook of operational and commercial excellence to KCO's business

Worthington Steel's Margins Serve as Proof of Concept



Hot Rolled Steel Price ($/ton)
$2,000
$1,600
$1,200
$800
$400
$0
Adj. EBITDA Margin¹
10%
8%
6%
4%
2%
0%
$600
$450
$600
$700
$800
$550
$850
$1,600
$890
$870
$750
$890
5.7%
8.4%
7.0%
7.7%
FY15 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 FY25 TTM Feb '26
Hot Rolled Steel Price ($/ton)
Adj. EBITDA Margin¹

- WS has a demonstrated track record of maintaining relatively stable margins through steel price cycles by leveraging disciplined operating practices and contract structure
- Margin performance driven by operating model design and execution rather than reliance on favorable commodity pricing environments
- The playbook underpinning this performance is well-established and has been deployed consistently across WS's operations
- Applying this approach at KCO provides a clear path to improving margin stability and sustainability post-acquisition

Note: Fiscal year ended May 31. [1] Adjusted EBITDA Margin is a non-GAAP measure. Please see the Appendix for a reconciliation to the most directly comparable GAAP measure

25

Commitment to Conservative Financial Policy Source: Company Filings Leverage & Liquidity Worthington Steel remains committed to maintaining a conservatively leveraged capital structure and is targeting de-levering to less than 2.5x within 24 months of closing The Company plans to maintain meaningful amounts of prepayable debt in its capital structure to facilitate this debt reduction Ample liquidity of $1,059MM is expected to be available following closing of the Transaction across facilities denominated in multiple currencies Capital Allocation Management expects to continue to pay dividends of $0.64 per share annually Targeting annual capital expenditures between ~$100-150MM per year (averaging 1.3% of net sales) Capex will primarily be deployed for maintenance across both companies as well as targeted growth investments at Kloeckner Capital Structure Expected permanent capital structure will balance fixed and floating rate exposure, and will benefit from staggered maturity profile and include multiple currencies Diversified funding sources across debt capital markets Supportive bank group with lengthy relationships

Key Financial Metrics

Resilient Financial Performance Despite Commodity Volatility Net Sales ($M) & Volumes (M Tons) Adjusted EBITDA ($M) & Margin (%) Estimated Holding G/(L)1 ($49) ($3) ($10) $15 Note: FY is fiscal year ended May 31. 1 Estimated Inventory Holding Gains or Losses in respective period.

How Worthington Steel Mitigates Volatility in Steel Pricing Worthington Business System to manage inventory Deployed to drive inventory lower within carbon flat-rolled locations; opportunities remain Inventory down on a tons basis Use firm-priced contracts where possible to lock in margin Customers choose contract mechanisms that best fit their business Mirror customer and supplier contract mechanisms (e.g., buy/sell on quarterly CRU) ~100% of contracts are mirrored Utilize steel futures when fixed pricing is not offered by a mill We Minimize Steel Holding Gains and Losses Note: Period ending May 31, 2026 Worthington Business System Helps Drive Down Inventory Transformation Launch Advanced Analytics Lean Flow + AI Predictive Lead Times Baseline Historical Hot-Rolled Steel Price ($/ton)

Lean Flow: Converting Inventory into Structural Cash Advantage

From Inventory Congestion to Demand-Driven Flow

- **Lean Flow Designs** align material release, production and purchasing directly to true customer demand — replacing forecast-driven push with disciplined pull
- We are **tightening purchasing windows**, aligning supplier lead-times to true demand signals and using automation to prevent inventory from rebuilding
- **Structural Impact:** no delivery degradation, stabilized flow through mix shifts and reclaimed floor space
- Next Steps, expanding into **AI driven lead-times** & buys

Delta, Ohio Case Study

- **At our Delta facility**, this approach has translated into:
  - **~1,000 WIP coils removed** (60% reduction) without delivery disruption
  - Cycle times reduced by 25% (purchase order to finished goods)
  - Tons based inventory reduced 9 days since Company separation **(**~$20M working capital reduction)

Delta, Ohio Lean Flow Results



63
53
50
48
46
40
37
FY08-10
FY11-13
FY14-16
FY17-22
FY23-24
FY25-26
FY26
Inventory Days Based on Tons (Delta Steel)

Note: Period ending May 31, 2026

30

RECENT EXAMPLES Pathway to Margin Expansion Strategy to Achieve 10%+ Adj. EBITDA Margin Target Levers to Improve Profitability Focus on high margin products Drive out waste and reduce costs Introduce higher margin new products and processes Acquire margin accretive businesses 10%+ Note: Sitem Acquisition Closed June 3, 2025; just after the close of FY25. Applying Transformation to corporate functions Expanding electrical steel capabilities in Canada and Mexico Licensed ablation technology to open new opportunities for TWB Sitem acquisition strengthens global presence for electrical steel

Strong Cash Flow Supports Growth Initiatives Note: FY is fiscal year ended May 31. 1 Operating Working Capital defined as accounts receivable plus inventory minus accounts payable. Operating Cash Flow ($M) Operating Working Capital1 ($M) Capex ($M) $45 $103 $130 $121 Steel Price ($/ton) $890 $870 $750 $910

Capital Structure Supports Growth Initiatives Note: Fiscal 2026 Fourth Quarter ended May 31st, 2026; 1 Trailing Twelve Month Net Leverage defined as Net Debt at period end divided by Trailing Twelve Month Adjusted EBITDA; 2 Total Liquidity defined as undrawn availability on ABL facility plus cash. Balance Sheet Summary ($M) Total Debt $257 (-) Cash $85 Net Debt $172 Trailing Twelve Month Adjusted EBITDA $246 Trailing Twelve Month Net Leverage1 0.70x Total Liquidity2 $320 Accomplished initial goal for a strong balance sheet at Spin Date Expect to maintain a flexible capital structure with modest leverage and ample liquidity Current credit facility consists of: $550M ABL facility, maturing in 2028 Goal is to maintain sufficient liquidity and flexibility to execute on our business strategy Pursue high-return organic growth opportunities Target strategic accretive acquisitions Return capital to shareholders

How We Drive Shareholder Value

Disciplined Framework Designed to Drive Shareholder Value Organic Growth Strategic M&A Shareholder Return Maintain operations in market ready condition Grow capacity to meet electrical steel and lightweighting demand Pursue high IRR capacity additions Target acquisition opportunities that are expected to be immediately accretive to earnings Leverage track record and skill set to integrate bolt-on opportunities and realize synergies Focus on maximizing shareholder return Expect to pay a modest dividend Long-term intention to pursue opportunistic share buybacks …and Maintain Ample Liquidity and Financial Flexibility to Support Strategic Initiatives and Resiliency Through the Cycle

More than 200 Combined Years of Experience Managing Through Steel Price Cycles and Shifting Macroeconomic Climates with Proven Ability to Execute M&A Experienced Management Team to Drive Strategy CLIFF LARIVEY President, Flat-Rolled Steel Processing BILL WERTZ VP & Chief Information Officer GEOFF GILMORE President & Chief Executive Officer JEFF KLINGLER Executive VP & Chief Operating Officer TIM ADAMS VP & Chief Financial Officer JOE HEUER VP & General Counsel MELISSA DYKSTRA VP of Corporate Communications & Investor Relations BRAD KERN SVP of Operations NIKKI BALLINGER VP of Human Resources GWEN JOSEPH Corporate Controller

Investment Highlights 2. Long-standing customer relationships focused on value creation and best-in-class service delivery 1. Well-positioned to capitalize on opportunities from expected growth in electricity usage to support data center growth and vehicle electrification combined with the modernization and expansion of the electric grid 3. Strong balance sheet and ample liquidity to pursue attractive growth opportunities via strategic capital investments and/or value-enhancing acquisitions Experienced management team with a track record of delivering value and driving success through the Worthington Business System 4.

Appendix

These materials present certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP"). Management believes these non-GAAP measures provide useful supplemental information on the performance of the Company’s ongoing operations and should not be considered as an alternative to the comparable GAAP measure. Additionally, management believes these non-GAAP measures allow for meaningful comparisons and analysis of trends in the Company’s business and enable investors to evaluate operations and future prospects in the same manner as management. A reconciliation of each non-GAAP measure to its most directly comparable GAAP measure is outlined below. The following provides an explanation of each non-GAAP measure presented in these materials: Adjusted EBITDA is defined as Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization, and consists of EBITDA (calculated by adding or subtracting, as appropriate, interest expense, income tax expense and depreciation and amortization to/from net earnings attributable to Worthington Steel), which is further adjusted to exclude items that management believes are not reflective of, and thus should not be included when evaluating the performance, of its ongoing operations. Impairment of goodwill and long-lived assets - impairments of assets are excluded to facilitate period-to-period comparability of the Company’s operating performance, are inherently unpredictable in timing and amount, and are non-cash, so their exclusion facilitates the comparison of historical, current and forecasted financial results. Restructuring - restructuring activities consist of items associated with the Company’s cost-optimization activities, such as divestitures, closing or consolidating facilities, employee severance (including rationalizing headcount or other significant changes in personnel), and realignment of existing operations (including changes to management structure in response to underlying performance and/or changing market conditions). These restructuring activities are excluded to facilitate period-to-period comparability of the Company’s operating performance. Bridge nonrevolving loan commitment costs – consists of fees and costs associated with temporary financing arrangements entered into in connection with the Kloeckner Acquisition, including bridge financing commitment fees, related lender fees, and other financing costs. These costs include amounts initially deferred and subsequently recognized in interest expense, net, when the related bridge financing was no longer applicable. Management excludes these items from adjusted results to improve comparability of the Company’s operating performance across periods. Tax indemnification adjustment - tax and indemnification adjustments reported in income tax expense and miscellaneous income, net, related to an indemnification agreement with the former owners of Tempel. These adjustments are the result of a first quarter fiscal 2025 favorable tax ruling. The indemnification agreement, which was entered into with the former Tempel owners at the time the Company acquired Tempel, provides protection to the Company from rulings by tax authorities through the acquisition date.  Pension adjustments - pension-related impacts associated with discrete events impacting the Company’s pension plans, including a $1.4 million gain recognized in the fourth quarter of fiscal 2026, primarily associated with a pension curtailment resulting from headcount reductions. The fiscal 2025 gain related to a settlement resulting from a pension lift-out transaction to transfer a portion of the total projected benefit obligation of the pension plan to a third-party insurance company, which resulted in pre-tax non-cash gains reported in miscellaneous income (expense), net. The exclusion from adjusted results facilitates period-to-period comparability of the Company’s operating performance as these gains reflect discrete pension-related events. Reconciliation of Non-GAAP Financial Measures For additional information with respect to Worthington Steel, please refer to our most recent Form 8-K, 10-Q and 10-K. Gain on land sale - sale of unused land on the campus of the Tempel subsidiary in China, which resulted in a pre-tax gain in miscellaneous income (expense), net, is excluded from adjusted results to facilitate period-to-period comparability of the Company’s operating performance as it reflects the non-operational disposal of real property. Gain on Sitem group purchase derivative - mark-to-market gain on the economic (non-designated) foreign currency exchange contract entered into related to the purchase price for Sitem Group, which resulted in a pre-tax gain in miscellaneous income, net, and is excluded as it is not part of the Company’s ongoing operations. Sitem Group acquisition completion bonus payment - consists of the one-time bonus payment paid to key individuals upon the successful acquisition closing of Sitem Group. The acquisition completion bonus payment was included within SG&A expense. Kloeckner purchase derivative - consists of the change in the fair value of an economic (non-designated) cash flow derivative that was entered into to hedge a portion of the expected purchase price of the outstanding shares of Kloeckner in connection with the Kloeckner Acquisition. The change in the fair value is recorded in miscellaneous income (expense), net, and it is excluded from adjusted results to facilitate period-to-period comparability of the Company’s operating performance as it reflects non-operational activity. Kloeckner acquisition-related expenses - consists of the acquisition-related costs incurred in connection with the Kloeckner Acquisition, consisting primarily of advisory, legal, accounting, valuation and other professional fees, as well as certain integration expenses, and are expensed to SG&A, as incurred, in accordance with GAAP. Exclusion of these costs is appropriate because they are directly attributable to a specific strategic transaction that management expects to be transformative to the Company’s portfolio, scale and long-term operating profile and are not reflective of the Company’s ongoing operating performance for the periods presented. Exclusion facilitates period-over-period comparisons, and to assess performance excluding the impact of transaction-specific activities. Kloeckner securities investment income, net - reflects the impact associated with the Company’s investment in Kloeckner equity securities, consisting of mark-to-market gains, dividend income, and other costs, recorded in miscellaneous income (expense), net. Management excludes these items from adjusted results to improve comparability of the Company’s operating performance across periods. Deferred tax asset adjustment – Tempel’s electrical steel facility in Nagold, Germany was included as part of the purchase consideration for the Sitem Group acquisition. The contribution resulted in the future disallowance of deferred tax assets located within certain foreign tax jurisdictions and resulted in the write-off of the deferred tax assets as well as the recognition of incremental income tax expense. As this impacts income tax, the adjustment does not impact EBIT, EBITDA, adjusted EBIT, or adjusted EBITDA. Other loss, net - includes the following items reported in miscellaneous income (expense), net, which are excluded from adjusted results to facilitate period-to-period comparability of the Company’s operating performance: Net insured loss incurred for damage as a result of a small, quickly contained fire at Tempel’s subsidiary in Canada (“Tempel Canada”). The Company recognized a $0.5 million pre-tax loss equal to the amount of the insurance deductible. Environmental reserve settlement gain of $0.2 million pre-tax recognized by Tempel Canada as the result of a prior indemnification with the former owners of the Canadian facility. Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by net sales. Free Cash Flow is defined as operating cash flows less capital expenditures.

Reconciliation of Non-GAAP Financial Measures